First Quarter 2020 Financial Results Exhibit 99.2

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on any or all of our business, results of operations financial condition and liquidity. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate.   Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, the effects of the COVID-19 pandemic on the domestic and global economy, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve Board (FRB) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, particularly with respect to the COVID-19 pandemic, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission (SEC).   Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise. Forward–Looking Statements

Trustmark has been proactive in its response to the COVID-19 pandemic and is taking comprehensive action to support customers, associates and communities COVID-19 Response Customers Branches remaining open with drive-thru service, and lobby access by appointment ATM and ITM network remain accessible, as well as robust digital and mobile banking options Proactive outreach with customers to discuss challenges and solutions Providing waivers of certain fees and charges, including penalties on early CD withdrawals Granting extensions, deferrals and forbearance as appropriate Paused all foreclosures and repossessions No negative credit bureau reporting for previously up-to-date customers Providing support to small business owners through SBA’s Paycheck Protection Program; Approximately 6,000 applications approved with proceeds in excess of $800 million as of April 23, 2020 Implemented social distancing, heightened focus on hygiene, additional cleaning and protection measures implemented in compliance with CDC guidelines Approximately 45% of associates working remotely; other departments working on rotating schedules Encouraged at-risk associates to work remotely or self-quarantine Provided temporary compensation adjustments and one-time payment to front line associates Provided all associates with additional paid sick leave Special contributions to area food banks and others supporting at-risk individuals and families Provide meals to Healthcare Heroes and school lunch programs Hosted blood drives Supported distribution of hand sanitizer Expanded outreach efforts to promote overview of available stimulus opportunities Associates Communities

Q1-20 Financial Highlights Maintained position of strength and stability LHFI (excl. acquired loan reclassification) increased $159.7 million, or 1.7%, from the prior quarter and $500.3 million, or 5.6%, Y-o-Y Pre-tax, pre-provision (PTPP) income totaled $56.6 million, up 31.1% LQ and 40.4% Y-o-Y Core noninterest expense totaled $110.2 million in the first quarter of 2020, an increase of 2.5% from the prior quarter Voluntary early retirement program expected to produce pre-tax savings of approximately $2.9 million for the remainder of 2020 and $4.0 million in 2021 Adopted current expected credit losses (CECL) methodology for estimating allowance for credit losses Nonperforming assets declined 5.6% from the prior quarter and 12.1% year-over-year Credit Quality Capital Management Maintained strong capital levels with CET1 ratio of 11.35% and total risk-based capital ratio of 12.78% Suspended share repurchase program on March 9, 2020 Source: Company reports At March 31, 2020 Total Assets $14.0 billion Loans Held for Investment $9.6 billion Total Deposits $11.6 billion Banking Centers 188 Q1-20 Q4-19 Q1-19 Net Income $22.2 million $33.9 million $33.3 million EPS – Diluted $0.35 $0.53 $0.51 PTPP Income $56.6 million $43.1 million $40.3 million ROAA 0.66% 1.00% 1.01% ROATCE 7.34% 10.85% 11.55% Dividends / Share $0.23 $0.23 $0.23 TCE/TA 9.27% 9.72% 9.15% Provision and expense for credit losses totaled $27.4 million, primarily due to the impact of the COVID-19 pandemic on expected credit losses; reduced after-tax net income by $0.32 per diluted share First quarter results include a pre-tax charge of $4.4 million related to a voluntary early retirement program which reduced earnings by $0.05 per diluted share Positive net mortgage servicing hedge ineffectiveness of $9.9 million in the first quarter increased earnings by $0.12 per diluted share Expense Management Profitable Revenue Generation Earnings Drivers

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) During the first quarter of 2020, Trustmark reclassified $72.6 million of acquired loans to loans held for investment with the adoption of FASB ASC Topic 326. Reflects change excluding acquired loan reclass. Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $359.6 million with outstanding balances of $131.7 million – representing 1.4% of total LHFI – at March 31, 2020 At March 31, 2020, nonaccrual energy-related loans represented 8.4% of outstanding energy-related loans and 12 basis points of outstanding LHFI Dollar Change: $122 $107 $112 $160(1)

Loan Portfolio Detail Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well diversified product and geographical mix Balanced between non-owner and owner occupied portfolios Virtually no REIT outstandings ($40 million)

Loan Portfolio Detail Source: Company reports Portfolio includes commercial, financial intermediaries, agriculture production and non-profits Well diversified portfolio with no single category exceeding 12% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstandings ($3 million)

Loan Portfolio Detail COVID-19 Impacted Industries at March 31, 2020 Restaurants $116 million Outstanding 1.21% of Portfolio Outstandings Hotels $366 million Outstanding 3.83% of Portfolio Outstandings Retail (CRE) $505 million Outstanding 5.28% of Portfolio Outstandings Energy $132 million Outstanding 1.38% of Portfolio Outstandings 23% of book- stand-alone buildings with strong essential services tenants Limited-Service Restaurants – 24% Carryout Restaurants – 19% Other – 2% No loans where repayment or underlying security tied to realization of value from energy reserves 344 Loans 95 Loans 359 Loans 134 Loans 91% operate under a flag 81% operate under Marriott, Hilton, IHG & Hyatt Flags 74% Real Estate Secured Full-Service Restaurants - 55% Additional 3% of book- national grocery store anchored Additional 14% of book-investment grade anchored centers Higher Risk C&I $3 million Outstanding 1 Borrower Pre COVID-19 loan to value was 54% Pre COVID-19 debt service coverage was 1.8x Mall exposure in only one borrower-$5 million outstanding Experienced operators & carries secondary guarantor support $124 million Exposure $451 million Exposure $635 million Exposure $360 million Exposure $14 million Exposure 99% Real Estate Secured

Loan Customer Assistance Programs Loan Concessions Provided As a Result of COVID-19 April 23, 2020 (1) Commercial concessions are primarily either interest only for 90 days or full payment deferrals for 90 days. (2) Consumer concessions are 90-day full payment deferrals. Paycheck Protection Program Results Through April 23, 2020 Trustmark is actively participating in the Paycheck Protection Program administered by the Small Business Administration. The bank began taking customer applications on Saturday, April 4 and began funding loans on Monday, April 13. Small Business Administration commitments were secured for approximately 6,000 requests totaling more than $800 million with an average size of $137 thousand. ($ in Thousands) Categories Number of Loans Balances CRE (1) 287 $ 612,691 Commercial (1) 768 276,632 1-4 Family (2) 498 82,056 Consumer (non 1-4 Family) (2) 425 4,836 Total Concessions 1,978 $ 976,215

Credit Risk Management Solid asset quality metrics Adopted current expected credit loss (CECL) methodology for estimating credit losses effective January 1, 2020 Nonperforming loans decreased 0.4% and 6.1% from the prior quarter and year-over-year, respectively Other real estate declined 15.0% from the prior quarter and 22.7% year-over-year Allowance for credit losses represented 468.8% of nonperforming loans, excluding individually evaluated loans Source: Company reports Note: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) NPLs excludes individually evaluated loans

Drivers of Change Under CECL Allowance for Credit Losses- Loans and Leases and Off-Balance Sheet Credit Exposures ALLL 12/31/19 Day 1 Adjustment Portfolio Changes Economic Factors ACL 03/31/20(1) CECL Day 1 transition adjustment Includes ACL for loans and leases and off-balance sheet credit exposures Net loan growth Changes in credit quality Charge-offs and recoveries Changes to macro-economic variables Source: Company reports (1) Includes allowance for credit losses for LHFI and off-balance sheet credit exposures ($ in millions)

Attractive, Low-Cost Deposit Base Deposits totaled $11.6 billion at March 31, 2020, up $330.2 million, or 2.9%, from the prior quarter and up $40.9 million, or 0.4%, year-over-year Cost of interest bearing deposits in the first quarter totaled 0.71%, down 14 basis points from the prior quarter Source: Company reports (1) Percentages may not sum to 100% due to rounding

Income Statement Highlights – Net Interest Income Net interest income (FTE) totaled $107.1 million in the first quarter, resulting in a net interest margin of 3.52%. Net interest income (FTE) decreased $1.7 million relative to the prior quarter, as a $4.3 million reduction in interest income more than offset a $2.6 million reduction in interest expense Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield and NIM exclude acquired loans

Income Statement Highlights – Noninterest Income Source: Company reports Noninterest income totaled $65.3 million, up 37.2% linked-quarter and up 57.3% year-over-year Mortgage loan production in the first quarter totaled $457.2 million, a decline of 8.3% from the prior quarter and a 61.3% increase year-over-year. Mortgage banking revenue totaled $27.5 million in the first quarter, including $9.9 million of positive net mortgage servicing hedge ineffectiveness Gain on sales of loans, net totaled $14.3 million in the first quarter, up $6.4 million from the prior quarter Insurance revenue increased 23.3% linked-quarter, and wealth management revenue increased 10.0% from the prior quarter NII = 38.6% of Quarterly Revenue

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding Core Expenses – increased modestly in the first quarter, up 2.5% from the prior quarter Salaries and employee benefits – excluding a one-time charge related to the early retirement program – totaled $64.9 million, an increase of 4.1% linked-quarter due to a seasonal increase in payroll taxes and higher insurance commissions Services and fees increased $430 thousand due to increased professional fees Non-Core Expenses – increased significantly due to the adoption of CECL methodology related to the increase in the allowance for credit losses for off-balance sheet credit exposures and the one-time charge for early retirement

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses During the first quarter, Trustmark repurchased approximately $27.5 million, or 887 thousand shares of its outstanding common stock. Trustmark suspended its share repurchase program on March 9, 2020, to ensure ample capital to support customers during the COVID-19 pandemic. Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark Corporation Who We Are Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. Our Footprint Strategic Priorities to Enhance Shareholder Value Profitable Revenue Generation Organic growth across banking, mortgage, insurance and wealth management businesses Expansion into growth markets across the Southeast via mergers and acquisitions Leverage Technology Investments Enhance the customers’ experience Continuously improve productivity and efficiency Credit Quality Maintain disciplined underwriting and pricing Effective Risk Management and Compliance Enhance understanding and management of risk across the enterprise Ensure regulatory compliance